UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2023 (February 22, 2023)
Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32347	No. 88-0326081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6140 Plumas Street, Reno, Nevada		89519-6075
(Address of Principal Executive Offices)		(Zip Code)
(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ORA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 22, 2023 Ormat Technologies, Inc. (the “Registrant”) reported its earnings for its fourth fiscal quarter and year ended December 31, 2022. A copy of the Registrant's press release containing this information is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Starting in the fourth quarter of 2022, we include accretion expenses related to asset retirement obligation in the adjustments to net income when calculating EBITDA and Adjusted EBITDA. The presentation of EBITDA and Adjusted EBITDA includes accretion expenses for fourth quarter and fiscal year 2022, however, the prior year and quarter periods have not been recast to include accretion expenses as the amounts were immaterial.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Registrant is making reference to non-GAAP financial measures in the press release. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
Exhibit	Description of Document

99.1	Press release of the Registrant dated February 22 February, 2023, containing financial information for its fourth fiscal quarter and year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

By:	/s /Doron Blachar
Name: Doron Blachar
Title: Chief Executive Officer

Date: February 23, 2023